WRL BENEFACTOR SM

Issued by

 Transamerica Premier Life Insurance Company
WRL Series Life Account G

SUPPLEMENT DATED OCTOBER 15, 2019
To the
TO PROSPECTUS DATED MAY 1, 2008

Effective on or about November 1, 2019, based on changes to the underlying fund portfolio, the following portfolio name will change:

CURRENT NAME	NEW NAME
Transamerica BlackRock Equity Smart Beta 40 VP	Transamerica BlackRock iShares Edge 40 VP

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Please Retain this Supplement for Future Reference

All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses